Vanguard Admiral™ Treasury Money Market Fund

Summary Prospectus

December 28, 2012

Investor Shares for Participants

Vanguard Admiral Treasury Money Market Fund Investor Shares (VUSXX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 28, 2012, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.